Finance Lease - Schedule of Finance Lease Obligations (Details) (GGLG PROPERTIES PTY. LTD) - GGLG PROPERTIES PTY. LTD. [Member] - USD ($)	Dec. 31, 2020	Jun. 30, 2020
Finance lease	$ 36,000
Less: interest expense	(3,228)
Net present value of finance lease	32,772
Current portion	8,076
Non-current portion	24,696
Total	$ 32,772